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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               December 6, 1996
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               Date of Report (Date of earliest event reported)

                                Comdisco, Inc.
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             (Exact name of registrant as specified in its charter)

                Delaware                   1-7725           36-2687938
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             (State of incorporation)   (Commission        (IRS Employer
                                          File No.)      Identification No.)

               6111 North River Road, Rosemont, Illinois  60018
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             (Address of principal executive offices)  (Zip code)

                                (708) 698-3000
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              Registrant's telephone number, including area code
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Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits

     1.1 Distribution Agreement dated December 6, 1996 by and among the Company and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, NationsBanc Capital Markets, Inc., Salomon Brothers Inc, Smith Barney Inc. and UBS Securities LLC, as Agents.

     4.1  Form of Series F Fixed Rate Medium-Term Note.

     4.2  Form of Series F Floating Rate Medium-Term Note.

     5.1 Opinion of Jeremiah M. Fitzgerald, Esq., Vice President and General Counsel of the Registrant, relating to the legality of the Registrant's Medium-Term Notes, Series F.

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                                  SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMDISCO, INC.


Date: December 6, 1996                 By: /s/ Philip A. Hewes
                                           -------------------------------------
                                       Philip A. Hewes, Senior
                                       Vice President and
                                       Secretary

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